SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report
                       (Date of earliest event reported):
                                February 3, 2003



                                   Cosi, Inc.
             (Exact name of registrant as specified in its charter)



            Delaware                    000-50052              06-1393745
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  (State or other jurisdiction       (Commission File       (I.R.S. Employer
       of incorporation)                 Number)           Identification No.)



        242 West 36th Street, New York, New York                  10018
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (212) 653-1600




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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.

On February 3, 2003, Cosi, Inc. (the "Company") announced that the Board of Directors mutually agreed with Andy Stenzler, Chairman and Chief Executive Officer, that he would resign effective immediately. Jay Wainwright, the Company's President, was appointed Chief Executive Officer, and Eric Gleacher was elected to serve as Chairman of the Board.

Item 7(c).  Exhibits.

99.1        Cosi, Inc. Press Release, dated February 3, 2003.

Item 9.     Regulation FD Disclosure.

A copy of the Company's press release issued on February 3, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Cosi, Inc.

Date:  February 4, 2003

                                         /s/ Kenneth S. Betuker
                                         -------------------------------
                                         Name: Kenneth S. Betuker
                                         Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit 99.1      Cosi, Inc. Press Release, dated February 3, 2003.